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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2006

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller pursuant to a Pooling and
Servicing Agreement, dated as of February 1, 2006, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series
2006-SP1)

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                   333-125485                     [ ]
           --------                   ----------                     ---
(State of Other Jurisdiction of       (Commission             (I.R.S. Employer
        Incorporation)               File Number)            Identification No.)

  8400 Normandale Lake Blvd.                                          55437
           Suite 250                                                (Zip Code)
    Minneapolis, Minnesota
(Address of Principal Executive
           Offices)

Registrant's telephone number, including area code, is (952) 857-7000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On March 9, 2006 the Registrant caused the issuance and sale of
Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP1, Class A-1,
Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006, among the
Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan
Chase Bank, N.A., as Trustee.

Item 9.01.  Financial Statements and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            10.1  Pooling and Servicing Agreement, dated as of February 1, 2006 among Residential Asset Mortgage Products, Inc., as depositor,
            Residential Funding Corporation, as master servicer and JPMorgan
            Chase Bank, N.A., as trustee.

            10.2  Assignment and Assumption Agreement, dated as of March 9, 2006 between Residential Funding Corporation and Residential Asset
            Mortgage Products, Inc.

            99.1  Mortgage Loan Schedules

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                       By: /s/ Benita Bjorgo
                                           ----------------------------------
                                       Name:  Benita Bjorgo
                                       Title: Vice President

Dated:  March 24, 2006